Exhibit 10.9
[This document has been translated from Chinese to English]

Executive Cooperation Agreement
Between
Party A: Hangzhou Kunjiang Education Technology Co., Ltd.
And
Party B: Shaoxing Red Green Blue Trading Co., Ltd.

Party C: Shaoxing China Textile City High School
November 25, 2010

Exclusive Cooperation Agreement

This Executive Cooperation Agreement (“Agreement”) is made and entered into by and between the following Parties on November 25, 2010 in Beijing, the People’s Republic of China (“China”):

(1) Party A, a wholly foreign owned company established and existing under the laws of China, with its registered address at Gongshu District, Hangzhou City, Zhejiang Province (“Party A”); and

(2) Party B, a limited liability company established and existing under the law of China, with its registered address at Shaoxing County, Zhejiang Province (“Party B”).

(3) Party C, a private school established solely by Party B in accordance with China law, with its registered address at Shaoxing County, Zhejiang Province. (“Party C or Party B’s school”)

(Hereinafter referred as a “Party” individually and as the “Parties” collectively)

WHEREAS,

(1) Party A is a company specialized in educational information consulting, management and service development.

(2) Party B is engaged in trading business, and owns and operates Shaoxing China Textile City High School (“School”).

(3) Party A agrees to provide Party C with support and assistance, and Party B agrees that Party C is to pay Party A with service fees.

Now, therefore, through friendly consultation, the Parties have reached the following agreement:

1. Nature and Objective of Cooperation

The cooperation between the Parties is intended to utilize the Parties’ respective expertise and advantages to further promote Party B’s education services, expand their market share and develop new types of value-added education services.

2. Scope of Cooperation

2.1 Technical Services and Support

2.1.1 Party A will provide exclusive technical and market consulting services and support to Party B in connection with Party B’s School. Such services and support shall include but not limit to:

(a) To lease computer devices and servers to Party C as request by Party C;

(b) To grant Party C the permission to use Party A’s software applications;

(c) To provide relevant sales and market consulting services;

(d) To provide system operation solutions and technical support;

(e) To provide training for technical personnel and technical consulting services.

(f)  When Party C needs cash flow, the relevant payment under this agreement can be lend to Party B’s school as loan.

2.1.2 Party B and Party C agree to appoint Party A as the exclusive provider of technical services and market consulting services, and to pay Party A for such services.

During the term of the cooperation, Party B and Party B’s school shall be responsible for:

2.2.1 Maintaining the continued validity of the permits for the various distance education services, including but not limit to, all permits required for the operation of the School.

2.2.2 Completing and maintaining files for computer and server network security.

2.2.3 Completing and maintaining files for the School’s operations.

2.2.4 Establishing the responsibility and supervisory mechanism for complying with Chinese laws in relation to the School, and the rules and requirements formulated by various related operators.

2.2 Business Development

Subject to consultations with Party A, Party B will be responsible for developing the market, maintaining business relationships with various educational agencies, enterprises and other partners, and executing relevant necessary business agreements.

3. Service Fee and Expenses

3.1 Service Fee

3.2 All Parties acknowledge that Party B and Party B’s school shall pay Party A the service fee equivalent to (i) if Party B’s school pays income tax, then service fee amount should be 65% of Party B’s school   pre-tax profits. (ii) if Party B’s school doesn’t pay income tax, then the service fee amount shall be 90% of its net income. Party A shall have the right to adjust such percentage at any time at its sole discretion according to the actual operation of  Party B's school.

3.3 Settlement and Payment Method

All Parties acknowledge that the accounting shall be conducted for Party B’s school on a quarterly basis. Within 10 business days after the end of each quarter, Party B’ school shall pay the service fee to Party A’s designated bank account as instructed by Party A in a written notice. The Parties may also set up payment schedule in writing otherwise as needed. Upon receipt of Party B’s school’s payment of the service fee, Party A shall produce relevant commercial invoices to Party B’s school according to law.

3.4 Costs and Expenses

Unless otherwise agreed by the Parties in writing, the costs and expenses incurred as a result of the performance of this Agreement shall be borne by the Parties respectively.

4. Representations and Warranties

4.1 Each Party represents and warrants that, as of the date of this Agreement,

4.1.1 As an independent legal person, it has the right to execute this Agreement and has the capacity and necessary authority to perform its responsibilities and obligations hereunder; and

4.1.2 It will execute all documents and take all actions necessary to complete the performance of this Agreement.

4.2 Party B and Party B’s school hereby represents and warrants that its operation is in compliance with the laws and regulations of China and the requirements of relevant competent authorities.

5. Exclusivity and Limitation on Rights

5.1 All Parties agree that the cooperation contemplated by this Agreement is exclusive. Party B and Party B’s school shall not transfer, pledge or assign to any third party the aforementioned rights and obligations or use such rights and obligations for the benefit of any third party, without Party A’s written consent.

5.2 Party B and Party B’s school agree to use the rights authorized by Party A strictly in accordance with the provisions herein, not to use such rights in any way deemed by Party A as misleading, and the way in which it uses such rights shall not prejudice Party A’s goodwill and interests.

5.3 Party B and Party B’s school agree not to raise an objection to Party A’s relevant technology rights or the effectiveness of this Agreement during or after the cooperation. This provision shall survive the termination of this Agreement.

6. Confidentiality

6.1 Either Party shall hold all information about the other Party that is known or received in connection with the execution and performance of this Agreement during the cooperation in confidence. Either Party may only use such business information for purposes of performing its obligations under this Agreement. Either Party shall not disclose such trade secrets (including the execution, performance and contents of this Agreement) to any third party without the other Party’s written consent; otherwise, such Party shall be liable for breach of contract and indemnify for losses incurred.

6.2 Either Party shall, subject to obtaining the other Party’s written consent, ensure that it shall disclose such trade secrets to its employees, consultants, agents or contractors only for purposes of performing this Agreement, and shall undertake to the other Party that its employees, consultants, agents or contractors will hold such trade secrets confidential; otherwise, such Party shall be responsible for the related compensation.

6.3 Either Party shall, at the request of the other Party, return, destroy or otherwise dispose of all documents, materials or software that contain the other Party’s trade secrets, and cease to use such trade secrets.

7. Liability for Breach

7.1 Where either Party breaches any provisions herein or any of its representations and warranties hereunder, fails to perform its obligations hereunder or fails to perform its obligations as agreed hereunder, the non-breaching Party (“Non-Breaching Party”) shall, upon ten (10) days’ written notice, have the right to require the breaching Party (“Breaching Party”) to redress such breach, continue to perform this Agreement, take adequate, effective and prompt actions to eliminate the consequences arising out of the breach, and indemnify the Non-Breaching Party for the losses incurred by it as a result of the breach by the Breaching Party.

7.2 The Breaching Party shall compensate the Non-Breaching Party for its breach. The compensation shall be equal to the losses arising out of such breach, including the interests that become available after the performance of the Agreement, but shall not exceed the losses incurred arising out of the breach of this Agreement that were reasonably foreseen (or should have been foreseen) at the time this Agreement is entered into by the Parties.

7.3 Where both Parties breach this Agreement, the Parties shall respectively assume the liabilities as determined in Section 7.1 and 7.2 to the extent of their respective actual fault.

8. Force Majeure

8.1 Force Majeure means any events or circumstance beyond the reasonable control including any act of God or act of War.

8.2 If either Party fails to perform this Agreement in part or in whole due to Force Majeure, such Party may be exempted from all or any of its liabilities hereunder to the extent of the effect of the Force Majeure, except otherwise provided under the Chinese law.

8.3 If either Party delays the performance of its obligations hereunder before the Force Majeure occurs, such Party shall not be exempted from its liabilities.

8.4 If either Party fails to perform this Agreement due to Force Majeure, it shall accurately notify the other Party of the circumstances and reasons for such failure of performance immediately after the occurrence of such Force Majeure in a timely manner so as to reduce the losses incurred by the other Party, and shall produce a lawful certificate issued by a notary public (or any other appropriate authority) in the place where such Force Majeure occurs within a reasonable period of time upon the notice of Force Majeure.

8.5 The Party affected by the Force Majeure may suspend the performance of its obligations hereunder until the effect of such Force Majeure is eliminated, but shall use its best efforts to remove any obstacles as a result of such Force Majeure to eliminate any impact and minimize the losses arising out of such Force Majeure.

9. Effectiveness and Term

9.1 This Agreement shall come into effect upon the date of execution and shall remain effective for a period of twenty (20) years. Except in the circumstances specified in Section 10.2, this Agreement may be renewed through consultations upon expiration.

9.2 If either Party intends to renew this Agreement, it shall notify the other Party in writing of such intention within thirty (30) days prior to the expiration of this Agreement, and the other Party shall give a written reply within ten (10) days upon receipt of such notice.

10. Amendment and Termination

10.1 This Agreement shall not be amended or assigned unless approved by a written agreement signed by the authorized representatives of both Parties.

10.2 This Agreement may be terminated through consultations between the Parties by mutual agreement, provided that

10.2.1 If the Breaching Party fails to redress its breach or take adequate, effective and promt actions to eliminate the consequences arising out of the breach, and indemnify the Non-Breaching Party for the losses incurred by it as a result of the breach by the Breaching Party within 10 days after the Non-Breaching Party issues the written notice as specified in Section 7.1 hereof, the Non-Breaching Party may terminate this Agreement upon written notice.

10.2.2 If this Agreement cannot be performed because the Force Majeure persists for thirty (30) days, either Party shall have the right to terminate this Agreement upon written notice.

10.3 The termination or expiration of this Agreement due to any reason shall not affect:

10.3.1 The effectiveness of the settlement and damages clauses in this Agreement;

10.3.2 The obligations of Party B and Party B’s school’s concerning the restrictions on rights specified in Section 5;

10.3.3 The confidentiality obligations of both Parties under Section 6.

11. Dispute Resolution and Governing Law

In the event of any dispute with respect to the interpretation and implementation of this Agreement, the Parties shall negotiate in good faith to resolve the dispute. In the event the Parties fail to reach an agreement on the resolution of such dispute within 30 days after the negotiation begins, either Party may submit such dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules.

11.2 The execution, effectiveness, interpretation and implementation of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

11.3 In the course of arbitration, the Parties shall try to perform any part of this Agreement that has not been submitted for arbitration.

12. Notices

12.1 Unless notified in writing by the other Party of a new address beforehand, all notices arising in the performance of this Agreement shall be sent to the following addresses by personal delivery, courier, facsimile, registered mail or e-mail:

Party A:                      Hangzhou Kunjiang Education Technology Co., Ltd.
Address:      4028 South Loop Road, Zhongheng Century Technology Park, Binjiang District, Hangzhou, Zhejiang, China
Post Code:                      310000
Telephone:                     0571-88855286
Fax:                          0571-88855286

Party B:                      Shaoxing Red Green Blue Trading Co., Ltd.
Address:                      1788 Keqiao Lake Road East, Shaoxing, Zhejiang, China
Post Code:                      312030
Telephone:                       0575-84220510
Fax:                      0575-84220510

Party B:                      Shaoxing China Textile City High School
Address:                      1788 Keqiao Lake Road East, Shaoxing, Zhejiang, China
Post Code:                      312030
Telephone:                      0575-84220510
Fax:                       0575-84220510

 12.2 The dates on which notices and communications shall be deemed to have been effectively given shall be determined as follows:

12.2.1 Notices given by facsimile transmission shall be deemed effectively given at the time displayed on the transmission record. If the time displayed on the transmission record is after five o’clock in the afternoon, or if such time occurs in a non-business day in the recipient’s place, the time of receipt shall be the immediate next business day in the time of the recipient’s place.

12.2.2 Notices given by personal delivery (including courier) shall be deemed effectively given upon the date when such notices are signed by the receiving “party”.

12.2.3 Notices given by registered mail shall be deemed effectively given upon fifteen days after the post office issues the receipt.

12.2.4 Notices given by e-mail shall be deemed effectively given at the time when the sender prints out the record for sending the relevant notices.

13. Supplemental Provisions

13.1 Either Party’s failure to excise promptly or failure to exercise its rights hereunder shall not be deemed a waiver of such rights; and any single or partial exercise of any rights shall not preclude such party’s exercise of such rights in the future.

13.2 The invalidity of any provisions of this Agreement shall not affect the validity of the other provisions of this Agreement.

13.3 Any matters not covered by this Agreement shall be determined by the Parties separately through consultations and shall be in compliance with the laws of China.

14. IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Agreement on the date first above written.

Party A (Seal) Hangzhou Kunjiang Education Technology Co., Ltd.
Authorised Representative: /s/ Hangzhou Kunjiang Education Technology Co., Ltd.

Party B (Seal) Shaoxing Red Green Blue Trading Co., Ltd.
Authorized Representative: /s/ Guotong Chen

Party C (Seal) Shaoxing China Textile City High School
Authorized Representative: /s/ Guotong Chen